SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: July 13, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Centre, Suite 536, 999 Canada Place, Vancouver, B.C. Canada V6C 3E2
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None


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

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


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

Section 8 - Other Events

Item 8.01 Other Events

     Ronald W. Thiessen, President and CEO of Continental Minerals Corporation, and Anthony Garson, President and CEO of China NetTV Holdings Inc., announced that the initial exploration drill holes have discovered broad intervals of high-grade copper and gold mineralization at the Xietongmen copper-gold project, located 240 kilometres southwest of Lhasa in Tibet, People's Republic of China. Through a venture with China NetTV, Continental may earn a 60% interest in the Xietongmen property by making payments and project expenditures of US$10 million prior to November 9, 2007. Continental is the operator of the exploration programs.

     The Xietongmen property hosts porphyry-like, disseminated and quartz-stockwork copper and gold mineralization within a four kilometre long alteration zone that had previously been probed by two historical drill holes spaced approximately 250 metres apart. Continental has commenced a grid drilling program, designed to systematically delineate the copper-gold mineralization on the property. Assay results to date show strong continuity of mineralization and correlation between copper and gold values. Given the success of the initial drilling, six drill rigs have been mobilized to site to rapidly delineate and expand this significant new copper-gold discovery.

     Holes 5007, 5009-5016, and 5018 have now been drilled. Core samples from these holes are being moved through the data logging and assaying process and further results will be reported when received. Drilling is ongoing with holes 5017, and 5019-23 currently being drilled. These holes extend the porphyry-like copper and gold mineralization over an area measuring approximately 300 metres by 300 metres and the discovery remains open in all horizontal directions, with mineralized intervals thickening to the north.

     As part of its commitment to responsible mineral development, Continental has initiated a community relations program on behalf of the venture, designed to establish an active dialogue with local residents in the Tibetan villages and the various authorities in the region. The goal of this active engagement is to ensure that the activities provide direct, tangible benefits for local residents and communities, in a manner that respects local socio-economic priorities and incorporates a standard of environmental management. At this early exploration stage, the program has included providing employment opportunities for local residents and assisting a community school to acquire operating resources.

     Infrastructure for the project site includes a paved highway and a hydroelectric transmission line that pass near to the southern boundary of the property. The highway provides access to the city of Rikaze, approximately 53 kilometres to the east, where fuel, food, lodging and office facilities are available. Other supplies, heavy equipment, equipment operators and vehicles are readily obtainable in Lhasa.

     Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay


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

fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 - Press Release




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2005                China NetTV Holdings, Inc.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                        Anthony Garson, President/CEO



















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